                                                                       EXHIBIT 4

       DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1

Accounting Date:               11-Dec-02
Determination Date:            13-Dec-02
Monthly Payment Date:          13-Dec-02
Collection Period Ending:      30-Nov-02

I.   COLLECTION ACCOUNT SUMMARY


     Principal and Interest Payments Received (including Prepayments)                                                13,864,260.31
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      90,062.13
     Current Monthly Interest Shortfall/Excess                                                                           60,137.21
     Recoup of Collection Expenses                                                                                      -10,080.34
     Amount of Withdrawal, if any, from Reserve Account                                                                       0.00
     Purchase Amounts for Repurchased Receivables                                                                             0.00

                                                                                                                     14,004,379.31

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                     2,863,433.54
     Amount of Interest Payments Received During the Collection Period for Receivables                                2,803,296.33
     Amount of Current Month Simple Interest Excess/Shortfall                                                            60,137.21

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                   3,971,004.00
     Beginning Reserve Account Balance                                                                                2,265,854.42
     Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)             810,777.81
     Reserve Account Withdrawals (to the extent that there are Interest or Principal payment shortfalls)                      0.00
     Reserve Account Investment Earnings                                                                                  2,526.57
     Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account
     Amount has been met)                                                                                                     0.00
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            2,265,854.42
     Total Ending Reserve Balance                                                                                     3,079,158.80


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
IV.  COLLECTIONS ON RECEIVABLES

a)
     Interest Payments Received                                                                                        2803,296.33
     Scheduled Principal Payments Received                                                                             1732,513.61
     Principal Prepayments Received                                                                                    9328,450.37
     Total Interest and Principal Payments Received                                                                  13,864,260.31

b)
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     98,519.46
     minus  Reasonable Expenses                                                                                           8,457.33
     Net Liquidation Proceeds                                                                                            90,062.13
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                       90,062.13

c)
     Amount Allocable to Interest                                                                                                0
     Amount Allocable to Principal                                                                                               0

                                                                                                                     13,954,322.44
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    389,595,326.36
     multiplied by Servicer Fee Rate                                                                                         0.75%
     divided by Months per Year                                                                                                  0
                                                                                                                        243,497.08


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
     Initial Pool Balance                                                                                           529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                   389,595,326.36
     Pool Balance as of the Current Accounting Date                                                                 378,334,007.71
     Age of Pool in Months                                                                                                      13

a.2)
     Aggregate Note Balance as of Preceding Accounting Date                                                         389,595,326.36
     Aggregate Note Balance as of Current Accounting Date                                                           378,334,007.71
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

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent              75               3,210,900.72         0.849%
    60-89 Days Delinquent              38               1,106,267.79         0.292%
    90-119 Days Delinquent             26               1,562,955.50         0.413%
    120+ Days Delinquent                0                       0.00         0.000%
    Defaults for Current Period        10                 200,354.67         0.053%
    Cumulative Defaults               113               3,810,347.38         0.720%
    Cumulative Recoveries                               1,446,900.80         0.273%


     Current Month Realized Losses                                                                                      110,292.54
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.021%
     Preceding Realized Losses                                                                                          651,973.36
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.123%
     Second Preceding Realized Losses                                                                                   108,274.10
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.020%
     Cumulative Realized Losses                                                                                       2,363,446.58
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       0.446%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.71455605
                                                                                                                        0.69713287

a)                                                                                                                      243,497.08
                                                                                                                              0.00

b)
    Class A-1                                                                                                            84,354.02
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08



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

                                                                                               Noteholders'
                                                                           Beginning         Monthly Principal        Ending
                                                                            Balance         Distributable Amount     Balance
    Class A-1                                                              35,895,326.36            11,261,318.65    24,634,007.71
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00



VIII  POOL STATISTICS

                                                                                                                             9.11%
                                                                                                                               164


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              14,004,379.31


TOTAL WIRE TO HSBC                                                                                                   14,004,379.31

Amount Due To Servicer                                                                                                        0.00


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